                                                                   EXHIBIT 10.14



                          REGISTRATION RIGHTS AGREEMENT

                         Dated as of ____________, 1999

                                 By and Between

                          CHARTER COMMUNICATIONS, INC.

                                       and

                       THE STOCKHOLDERS REFERRED TO HEREIN



                              Class A Common Stock

                                TABLE OF CONTENTS

                                                                                                       Page

1.       Securities Subject to this Agreement........................................................     2
         1.1      Definitions........................................................................     2
         1.2      Terms Defined Elsewhere in this Agreement..........................................     5

2.       Demand Registration.........................................................................     6
         2.1      Request for Registration...........................................................     6
         2.2      Effective Registration and Expenses................................................     7
         2.3      Selection of Underwriters and Counsel..............................................     7
         2.4      Shelf Registration.................................................................     8

3.       Incidental Registration.....................................................................     8
         3.1      Request for Incidental Registration................................................     8
         3.2      Limitations on Grant of Incidental Registration Rights.............................     9

4.       Holdback Agreements.........................................................................    10
         4.1      Restrictions on Public Sale by Holders of Registrable Securities...................    10
         4.2      Restrictions on Public Sale by the Company and Others..............................    11

5.       Registration Procedures.....................................................................    11
         5.1      Company Obligations................................................................    11
         5.2      Holder Obligations.................................................................    16

6.       Registration Expenses.......................................................................    17

7.       Indemnification; Contribution...............................................................    18
         7.1      Indemnification by the Company.....................................................    18
         7.2      Indemnification by Holders of Registrable Securities...............................    19
         7.3      Conduct of Indemnification Proceedings.............................................    20
         7.4      Contribution.......................................................................    20

8.       Rule 144 and Rule 144A......................................................................    21

9.       Shelf Registration for Put Holders..........................................................    21

10.      Miscellaneous...............................................................................    22
         10.1     No Inconsistent Agreements.........................................................    22
         10.2     Remedies...........................................................................    22
         10.3     Amendments and Waivers.............................................................    22

         10.4     Notices............................................................................    23
         10.5     Successors and Assigns.............................................................    24
         10.6     Counterparts.......................................................................    24
         10.7     Headings...........................................................................    24
         10.8     Governing Law......................................................................    24
         10.9     Severability.......................................................................    25
         10.10    Entire Agreement...................................................................    25
         10.11    Securities Held by the Company or Its Affiliates...................................    25
         10.12    Attorneys'Fees and Expenses........................................................    25

Signatures...........................................................................................    44

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of _________, 1999, by and among Charter Communications, Inc., a Delaware corporation (the "Company"), Charter Investment, Inc., a Delaware corporation, Vulcan Cable III Inc., a Delaware corporation, Mr. Paul G. Allen, Mr. Jerald L. Kent, Mr. Howard L. Wood and Mr. Barry L. Babcock (each a "Major Holder" and together, the "Major Holders").

                              PRELIMINARY STATEMENT

         A. This Agreement is made in connection with (i) the Exchange Agreement, dated as of the same date hereof, by and among the Company, Charter Investment, Inc., Vulcan Cable III Inc. and Paul G. Allen (the "Allen Exchange Agreement"), and (ii) the Exchange Agreement, dated as of the same date hereof, by and among the Company and Mr. Jerald L. Kent (the "Kent Exchange Agreement").

         B. At the request of the Company and Charter Holdco (defined below), Allen has granted certain parties (the "Put Holders") the right to sell their equity in the Company (or equity in Charter Holdco which is exchangeable for shares of Class A Common Stock of the Company) to Allen, which rights will terminate under certain circumstances so long as the shares of Class A Common Stock held by the Put Holders (or issuable to the Put Holders in exchange for their equity in Charter Holdco) may then be resold either without registration or pursuant to an effective registration statement. The Rifkin Put Agreements, Bresnan Put Agreements and the Falcon Put Agreement govern these rights.

         C. In order to induce: (i) Mr. Paul G. Allen ("Allen") to enter into or cause his designee to enter into the Subscription Agreement, the Rifkin Put Agreements, Bresnan Put Agreements and the Falcon Put Agreement, (ii) Charter Investment, Inc. ("Charter Investment") and Vulcan Cable III Inc. ("Vulcan III") to enter into the Allen Exchange Agreement, and (iii) Mr. Jerald L. Kent, Mr. Howard L. Wood and Mr. Barry L. Babcock to continue to act as officers, employees, consultants and/or directors of the Company, the Company has agreed to provide to each Major Holder and its respective transferees the registration rights with respect to the Registrable Securities (as hereinafter defined) set forth in this Agreement.

         D. Pursuant to the Membership Interest Purchase Agreement, dated as of __________, 1999, by and between Charter Communications Holding Company, LLC ("Charter Holdco"), Charter Investment and Vulcan III (the "MI Purchase Agreement") Allen has agreed to purchase and Charter Holdco has agreed to issue and sell to Allen or his designee Class A Common Units of Charter Holdco. Pursuant to Rifkin Put Agreements, the Falcon Put Agreement and Bresnan Put Agreements, Allen way be required to purchase additional Common Units and/or Class A Common Stock. Concurrently herewith, the Company has granted to Allen and each of Charter Investment and Vulcan III, as Allen's designee, under the Allen Exchange Agreement, the right, exercisable from time to time and at any time, to exchange such Common Units for Shares of Class B Common Stock.

         E. Pursuant to the Subscription Agreement, Allen has agreed to purchase or to cause his designees to purchase and the Company has agreed to issue and sell to Allen or his designees 50,000 shares of Class B common stock of the Company ("Class B Common Stock").

         F. Subject to the terms and conditions of the Restated Certificate of Incorporation of the Company (the "Certificate"), each holder of a share of Class B Common Stock has the right, exercisable at any time and from time to time, to convert such share into one share of Class A common stock of the Company ("Class A Common Stock").

         G. Past, current and future participants in the Charter Communications Holdings, LLC 1999 Option Plan (the "Option Plan"), which has been assumed by Charter Holdco, including Mr. Howard L. Wood and Mr. Barry L. Babcock, have received and/or will receive options to purchase Common Units which will be automatically exchanged for shares of the Company's Class A common stock, par value $.001, upon the exercise of such options.

                  The parties hereto, intending legally to be bound, hereby agree as follows:

1.       Securities Subject to this Agreement

                  1.1      Definitions.

                           "Act" means the Securities Act of 1933, as amended.

                           "Bresnan Purchase Agreement" means the Purchase
Agreement, dated as of June 29, 1999, among BCI (USA), LLC, William J. Bresnan, Blackstone BC Capital Partners, L.P., Blackstone BC Offshore Capital Partners, L.P., Blackstone Family Investment Partnership III L.P., TCI Bresnan LLC, TCID of Michigan, Inc. and Charter Holdco.

                           "Bresnan Put Agreements" means the "Put Agreements,"
as defined under the Bresnan Purchase Agreement.

                           "Bresnan Registration Rights Agreement" means the
"Registration Rights Agreement," as defined in the Bresnan Purchase Agreement.

                           "Business Day" means any day other than a Saturday,
Sunday, or other day on which commercial banking institutions in New York, New York are required or authorized by law to remain closed.

                           "Common Units" means any Unit denominated "Common",
including, but not limited to, Class A Common Units, Class B Common Units, Class C Common Units and Class D Common Units.

                           "Conversion Rights" means any Person's right,
pursuant to the terms of the Certificate, to convert a share of Class B Common Stock into a share of Class A Common Stock.

                           "Exchange Act" means the Securities Exchange Act of
1934, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, in each case as amended from time to time.

                           "Exchange Rights" means the right of any Person to
exchange Common Units for shares of common stock of the Company pursuant to the Exchange Agreement.

                           "Falcon Purchase Agreement" means the Purchase and
Contribution Agreement, dated as of May 26, 1999, by and among Charter Communications, Inc., Falcon Communications, L.P., Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc.

                           "Falcon Put Agreement" means the "Put Agreement," as
defined under the Falcon Purchase Agreement.

                           "Falcon Registration Rights Agreement" means the
"Registration Rights Agreement," as defined under the Falcon Purchase Agreement.

                           "Holder" means any person who beneficially owns or
has a right to acquire Registrable Securities, whether or not such acquisition has actually been effected, and disregarding any legal restrictions upon the exercise of such right; provided, however, that unless the Company is otherwise notified by the Holder of a Registrable Security, the Holder of a Registrable Security shall be deemed to be that Person set forth on the books of the Company or the registrar as the owner of such Registrable Security.

                           "IPO" means the first time that the Company sells
shares of its Class A Common Stock, par value $.001 per share, pursuant to a registration statement on Form S-1 that has become effective under the Act.

                           "LLC Act" means the Delaware Limited Liability
Company Act, 6 Del. C. Section 18-101 et seq., as the same may be amended from time to time.

                           "LLC Agreement" means that certain Amended and
Restated Limited Liability Company Agreement for Charter Holdco, effective as of ____________, 1999, by and between the members listed on Schedule A thereto.

                           "Member" means each Person who is listed on Schedule
A to the LLC Agreement as a Member, and any additional or substitute Member admitted to Charter Holdco in accordance with the terms of the LLC Agreement.

                           "Membership Interest" means a Member's entire limited
liability company interest in Charter Holdco including the Member's right to share in income, gains, losses, deductions, credits, or similar items of, and to receive distributions from, Charter Holdco pursuant to the LLC Agreement and the LLC Act.

                           "Person" means any individual, corporation,
partnership, limited partnership, limited liability partnership, limited liability company, trust, association, organization, or other entity.

                           "Pre-Existing Rights" means registration rights which
the Company has granted (or which Charter Holdco has covenanted to cause the Company to grant) pursuant to acquisition agreements executed prior to the date hereof, including any such rights under the Bresnan Registration Rights Agreement and the Falcon Registration Rights Agreement.

                           "Registrable Securities" means each of the following:
(i) Class A Common Stock (including shares of Class A Common Stock issued or issuable upon conversion of shares of Class B Common Stock (including any shares of Class B Common Stock issued upon exchange for shares of Class A Common Stock)) and (ii) any other securities issued as a result of or in connection with any combination of shares, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of Class A Common Stock. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of or distributed pursuant to such effective registration statement, (ii) such Registrable Securities are distributed to the public pursuant to Rule 144 under the Securities Act of 1933, as amended (or any successor or similar provisions then in force under such act) or (iii) such Registrable Securities have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for such Registrable Securities not subject to any further legal or other restriction on transfer and any subsequent transfer or disposition shall not require registration under the Securities Act of 1933 (the "Act") or qualification under any state securities laws.

                           "Rifkin Contribution Agreement" means that certain
Contribution Agreement, made as of September 14, 1999, by and among Charter Communications Operating, LLC, Charter Holdco, Paul Allen, and the other signatories listed on the signature pages thereto.

                           "Rifkin Put Agreements" means the "Charter Put",
"Allen Put" and "Lockup Put", as defined under the Rifkin Contribution
Agreement.

                           "Units" means units of Membership Interest issued by
Charter Holdco to its Members which entitle the Members to the rights set forth in the LLC Agreement.

                  1.2 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have the meanings set forth in the sections indicated:

                      Term                                      Section
                      ----                                      -------
                      Agreement                                 Preliminary Statement
                      Allen                                     Preliminary Statement
                      Allen Exchange Agreement                  Preliminary Statement
                      Certificate                               Preliminary Statement
                      Charter Holdco                            Preliminary Statement
                      Charter Investment                        Preliminary Statement
                      Class A Common Stock                      Preliminary Statement
                      Class B Common Stock                      Preliminary Statement
                      Commission                                Section 2.2(a)
                      Company                                   Preliminary Statement
                      Demand Registration                       Section 2.1
                      Demand Registration Statement             Section 2.1(a)(ii)
                      Exchange Agreement                        Preliminary Statement
                      Inspectors                                Section 5.1(j)
                      Material Development Election             Section 4.1(c)
                      MI Purchase Agreement                     Preliminary Statement
                      NASD                                      Section 5.1(f)
                      Option Plan                               Preliminary Statement
                      Other Holders                             Section 2.1(b)
                      Participating Holder                      Section 5.1(a)
                      Purchaser/Purchasers                      Preliminary Statement
                      Put Holders                               Preliminary Statement
                      Records                                   Section 5.1(j)
                      Registration Expenses                     Section 6 (h)
                      Rights Holders                            Section 2.1(b)
                      Restricted Period                         Section 4.1(c)
                      Security Filings                          Section 7.1
                      Subscription Agreement                    Preliminary Statement
                      Vulcan III                                Preliminary Statement

2.       Demand Registration

                  2.1 Request for Registration. (a) At any time, and from time to time, commencing with the consummation of the IPO, any Major Holder may request the registration under the Act of any or all of such Major Holder's shares of Class A Common Stock (the "Demand Registration"); provided, however, that the Company shall not be required to effect a Demand Registration unless the Major Holder making such request includes in such registration, together with any other Major Holders participating therein in accordance with this
Section 2, (i) shares of Class A Common Stock having an estimated value of at least $50 million or (ii) if such Major Holder's aggregate holdings of shares of Class A Common Stock has a value of less than $50 million, all of the shares of Class A Common Stock held by such Major Holder; and

                  (b) Any request for Demand Registration made under this
Section 2 shall specify the number and type of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. In the event one or more Major Holder(s) make a request for a Demand Registration the Company, within ten (10) days after receipt of such request, shall deliver similar notice of such request to all Holders who have Pre-Existing Rights (the "Other Holders" and, together with the Major Holders, the "Rights Holders").

                  (c) The Company shall include, or cause to be included, in the Demand Registration all Registrable Securities of each Major Holder with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after receipt by each Major Holder of the Company's written notice, and, in the event that additional Registrable Securities may be included in such registration statement pursuant to this Section 2, the Company shall include, or cause to be included, in such registration statement all Registrable Securities of each Other Holder with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after receipt of the Company's written notice.

                  (d) In the event that such Demand Registration is in the form of an underwritten offering and if the managing underwriter or underwriters of such offering delivers a written opinion to the Rights Holders who have requested to include Registrable Securities in such Demand Registration that the total amount or kind of Registrable Securities which such Rights Holders intend to include in such offering would materially and adversely affect the success of such offering (in which event such opinion shall state the maximum amount and kind of securities that such managing underwriter or underwriters has recommended can be sold in such offering without materially and adversely affecting the success of such offering), then the Registrable Securities to be included in such offering shall be the maximum amount recommended by the managing underwriter or underwriters, selected in the following order: (i) first, all of the Registrable Securities requested to be included in such Demand Registration by the Major Holder(s) requesting such Demand Registration and each other Major Holder requesting to participate therein, allocated pro rata among such Major Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Major Holder, until the maximum amount of Registrable Securities recommended by the managing underwriter or underwriters has been included in the Demand Registration, and (ii) thereafter, in the event that additional Registrable Securities may be included in such Demand Registration, all of the Registrable Securities requested to be included in such Demand Registration by any other Holders, allocated pro rata among such Other Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Other Holder.

                  (e) Unless the Major Holder or Major Holders requesting the Demand Registration shall consent in writing, no other Person, including the Company (but excluding another Rights Holder), shall be permitted to include any securities in any such Demand Registration.

                  2.2      Effective Registration and Expenses.

                  (a) The Company shall cause the Demand Registration Statement to be filed as promptly as practicable with the Securities and Exchange Commission (the "Commission") on such form of registration statement that the Company is eligible to use at the time, but in no event later than 45 days following the date the demand for registration is first made. and the Company shall use its best efforts to cause such registration statement to be declared effective as promptly as practicable after the date thereof. A registration shall not be considered a Demand Registration until the Demand Registration Statement has become effective and the Registrable Securities included in such registration statement have been sold or distributed thereunder.

                  (b) The Company shall use its best efforts to keep any such registration statement continuously effective for a period of at least [one hundred twenty (120)] days following the date on which such registration statement is declared effective by the Commission or such shorter period which shall terminate when there are no longer any Registrable Securities covered thereby. If any offering of Registrable Securities pursuant to a Demand Registration Statement is terminated or suspended by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, the foregoing time period shall be extended by the number of days during the period from and including the date such stop order, injunction or other order or requirement becomes effective to and including the date when such termination or suspension no longer exists.

                  (c) The Company shall pay all Registration Expenses incurred in connection with any Demand Registration, whether or not it becomes effective.

                  2.3 Selection of Underwriters and Counsel. If any Demand Registration is in the form of an underwritten offering, the Holders of a majority in number of Registrable Securities to be offered thereunder shall have the right to select the investment banker or bankers and manager or managers to administer the offering and one counsel to the Participating Holders, which investment bankers and managers shall be of nationally recognized standing and reasonably satisfactory to the Company. The Company shall pay the fees and expenses of such counsel.

                  2.4 Shelf Registration. If at the time of any demand The Company is eligible to file a registration statement on Form S-3 (or any equivalent successor form), then, at the election of Major Holder(s) requesting such Demand Registration, such Demand Registration shall be effected pursuant to a shelf registration under Rule 415 of the Act; provided, however, that (a) the Company will not be required to effect the Demand Registration pursuant to a shelf registration under Rule 415 of the Act if the Company has been advised by an independent investment banking firm of nationally recognized standing that such method of distribution could reasonably be expected to materially and adversely effect the public market for Class A Common Stock or materially and adversely affect any financing then being contemplated by the Company; (b) the Major Holders requesting such Demand Registration may not elect to require that the Demand Registration be effected pursuant to a shelf registration under Rule 415 of the Act unless the Registrable Securities to be included in the Demand Registration have an aggregate market value on the date of the demanding Major Holders or Major Holders' election (before any underwriting or brokerage discounts and commissions) of at least $100,000,000; and (c) during the time any such shelf registration is effective, the Company may require from time to time that the Major Holder(s) requesting such Demand Registration refrain from selling pursuant to such registration under the circumstances, in the manner, and for the time period described in Section 4.1(c). The Company will use its reasonable best efforts to cause any Demand Registration effected as a shelf registration under Rule 415 of the Act to remain effective for a period ending on the earlier of (i) the date that is a number of days after the effective date of the Registration Statement equal to 365 plus the number of days that the Major Holder(s) requesting such Demand Registration must refrain from selling pursuant to Section 4.1(c), and (ii) the date on which all Registrable Securities covered by the shelf registration statement have been sold.

3.       Incidental Registration

                  3.1      Request for Incidental Registration.

                  (a) If, at any time, subsequent to the IPO, the Company proposes to file a registration statement under the Act with respect to an offering by the Company, whether or not for its own account, of any class of security (excluding registration statements in connection with exchange or rights offerings exclusively to the Company's existing stockholders, registrations on Form S-4 or Form S-8, and offerings in connection with employee benefit plans of the Company), then the Company shall in each case give written notice of such proposed filing to all Major Holders at least sixty (60) days before the anticipated filing date. Such notice shall (i) include a list of jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky or other state securities laws and (ii) offer the Major Holders the opportunity to register such Registrable Securities as each such Major Holder may request. The

Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after receipt by the applicable Major Holder of the Company's notice.

                  (b) In the event of a proposed underwritten offering, the Company shall use its best efforts to cause the managing underwriter or underwriters thereof to permit the Participating Holders to include their Registrable Securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Participating Holders that the total amount or kind of Registrable Securities which the Participating Holders, the Company and any other Persons intend to include in such offering would materially and adversely affect the success of such offering (in which event such notice shall state the maximum amount and kind of securities that such managing underwriter or underwriters has recommended can be sold in such offering without materially and adversely affecting the success of such offering), then the Company shall be required, subject to Pre-existing Rights, to include the following securities in the offering, to the extent of the number of securities which the Company is advised by the managing underwriter or underwriters can be sold in the offering:

                           (i) first, securities that the Company proposes to
issue and sell for its own account, or, in the case of a Demand Registration under Section 2, securities that any Major Holder exercising Demand Registration rights pursuant to Section 2 proposes to sell (allocated pro rata among such Major Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Major Holder);

                           (ii) second, Registrable Securities of any Major
Holder requested to be included in any such registration pursuant to this
Section 3 (allocated pro rata among such Major Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Major Holder); and

                           (iii) securities of any other Person (allocated pro
rata in proportion to their respective amounts of such securities requested to be registered).

                  3.2 Limitations on Grant of Incidental Registration Rights. Other than agreements governing the Pre-Existing Rights, the Company shall not enter into any agreement with respect to any of its securities which will grant to any Person incidental registration rights with respect to any registration statement filed pursuant to Section 2 of this Agreement.

4.       Holdback Agreements

                  4.1 Restrictions on Public Sale by Holders of Registrable Securities.

                  (a) To the extent not inconsistent with applicable law, each Participating Holder Party hereto and each Major Holder who has been offered the opportunity but declined to have its Registrable Securities included in a registration statement agrees not to effect any public sale or distribution of the securities being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Act, during the [five (5)] Business Days prior to, and during the [thirty (30)] day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), if and to the extent timely notified in writing by the Company, in the case of a non-underwritten public offering, or by the managing underwriter or underwriters, in the case of an underwritten public offering.

                  (b) The foregoing provisions of this Section 4.1 shall not apply to any Holder if such Major Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any Major Holder whose Registrable Securities are included in a registration statement shall undertake, in its request to participate in any such public offering, not to effect any public sale or distribution (except as a part of such registration) of Registrable Securities during the period commencing on the date of effectiveness of such registration statement and ending on a date that is [one hundred eighty (180) days after the date of the final prospectus relating to the offering], unless it has provided forty-five (45) days' prior written notice of such sale to the Company in the case of a non-underwritten public offering, or the managing underwriter or underwriters, in the case of an underwritten public offering.

                  (c) Subject to the provisions of this Section 4.1(c), the Company shall be entitled to require that the Major Holders refrain from effecting any sales or distributions of their Registrable Securities in a registered public offering if the Board of Directors of the Company in good faith determines that such public sales or distributions would interfere in any material respect with a transaction material to the Company, and the Company gives the Major Holders written notice thereof, including notice specifying the period of time that the Major Holders shall refrain from effecting such public sales or distributions (a "Material Development Election"). The restrictions on each Major Holder's ability to sell Registrable Securities set forth in this
Section 4.1(c) may remain in effect, without limitation, from the date of issuance of the Registrable Securities until the date that is [180] days from such date (the "Restricted Period"). At any time after the expiration of the Restricted Period, the Company may exercise a Material Development Election, and, in such event, Major Holders shall refrain from effecting any sale or distribution in a registered public offering for the period during which such Material Development Election remains in effect; provided, however, that, except as contemplated by the next succeeding sentence and excluding the Restricted Period, no Major Holder shall in any event be prevented from selling Registrable Securities in a registered public offering more than once in any three hundred sixty-five (365) day period, and, in no event, for a period in excess of ninety (90) consecutive days within any three hundred sixty-five (365) day period.

                  (d) In addition to the foregoing restrictions, and notwithstanding anything to the contrary contained in this Agreement, no Major Holder shall be permitted to sell Registrable Securities pursuant to a registration statement upon receipt of a notice from the Company that an event has occurred such that the registration statement or prospectus relating to such Registrable Securities contains an untrue statement of a material fact or requires changes such that the registration statement or prospectus will not omit to state a material fact required to be stated therein not misleading, and such prohibition shall continue until the Company has notified such Major Holder that sales may be resumed (it being understood that the Company shall cure such untrue statement or omission as soon as practicable and that the Company shall maintain the effectiveness of the registration statement for an additional number of days equal to the time period of any such prohibition on such Major Holder's ability to sell its Registrable Securities).

                  4.2 Restrictions on Public Sale by the Company and Others. The Company agrees (a) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the twenty (20) Business Days prior to, and during the ninety (90) day period beginning on, the date on which any registration statement in which the Major Holders are participating is first declared effective (except as part of such registration, or except pursuant to a registration of securities on Form S-4 or Form S-8, or any form substituting therefor) or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement and (b) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities similar to any issuance of Registrable Securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in clause (a) above, in each case, including a sale pursuant to Rule 144 or Rule 144A (or any successor or similar provisions then in force) under the Act.

5.       Registration Procedures

                  5.1 Company Obligations. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall use its best efforts to effect each such registration as promptly as practicable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto, the Company shall, as promptly as reasonably practicable:

                  (a) before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to each Holder of Registrable Securities covered by such registration statement (each such Holder, a "Participating Holder") and the underwriters, if any, draft copies of all such documents proposed to be filed at least [twenty (20)] Business Days prior thereto, which documents shall be subject to the reasonable review of the Participating Holders and underwriters, and their respective counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which Participating Holders or the underwriters, if any, shall reasonably object; at least [three
(3)] Business Days prior to filing any documents incorporated by reference in any such registration statement, furnish to each Participating Holder and the underwriters, if any, draft copies of all such documents proposed to be filed;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for as long as such registration is required to remain effective pursuant to the terms of this Agreement; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424(b) under the Act; and comply with the provisions of the Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Participating Holders set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have used its best efforts to keep a registration statement effective during the applicable period if it takes any action that would result in Participating Holders not being able to sell such Registrable Securities during that period unless such action is required under applicable law;

                  (c) furnish to any Participating Holder and the underwriter or underwriters, if any, without charge, at least four (4) conformed copies of the registration statement and any post-effective amendments thereto, as soon as such documents become available to the Company, and such number of additional copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Participating Holder or underwriter may request as soon as such documents become available to the Company in order to facilitate the disposition of such Registrable Securities being sold by the Participating Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder of such Registrable Securities and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

                  (d) on or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Participating Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d) or (ii) subject itself to general taxation in any such jurisdiction;

                  (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Participating Holders to consummate the disposition of such Registrable Securities;

                  (f) notify each Participating Holder and the managing underwriters, if any, of the applicable offering, as promptly as practicable after becoming aware thereof, and (if requested by any such Person) confirm such notice in writing, (i) of the Company's determination that the filing of a post-effective amendment to a registration statement is necessary or appropriate, (ii) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective,
(iii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information and provide a copy to each such Holder of any communications with the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), the New York Stock Exchange, Inc., or any other governmental or regulatory authority concerned with the registration statement, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purpose;

                  (g) immediately notify each Participating Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, of
(i) the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in which case the Company shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Participating Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (h) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form) and take all such actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities included in the registration statement, and, in the case of an underwritten offering, (i) make representations and warranties to the Participating Holders and the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and confirm the same to the extent customary if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, addressed to each Participating Holder and each of the underwriters, such opinions and updates to be in customary form and covering the matters customarily covered in opinions obtained in underwritten offerings; (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each Participating Holder and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters to underwriters in connection with primary underwritten offerings; (iv) provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures no less favorable than those set forth in this Agreement with respect to all parties to be indemnified pursuant to this Agreement; and (v) the Company shall deliver such customary documents and certificates as may be reasonably requested by the Participating Holders and the managing underwriters to evidence compliance with clause (i) of this paragraph (h) and with any customary conditions contained in the underwriting agreement entered into by the Company in connection with such offering;

                  (i) in the case of any non-underwritten offering, (i) obtain an opinion of counsel to the Company at the time of effectiveness of the registration statement covering such offering and an update thereof at the time of effectiveness of any post-effective amendment to such registration statement (other than by reason of incorporation by reference of documents filed with the Commission), addressed to each Participating Holder, covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in underwritten offerings; (ii) obtain a "comfort" letter from the Company's independent certified public accountants at the time of effectiveness of such registration statement and, upon the request of the Participating Holders, updates thereof, in each case addressed to each Participating Holder and covering matters that are no more extensive in scope than would be customarily covered in comfort letters and updates obtained in underwritten offerings; and (iii) deliver certificates of a senior executive officer and the senior financial officer of the Company at the time of effectiveness of such registration statement and, upon the request of the Participating Holders, updates thereof, with such certificates to cover matters no more extensive in scope than those matters customarily covered in officer's certificates delivered in connection with underwritten offerings;

                  (j) make available for inspection by any Participating Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Participating Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise "due diligence," and cause each of the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. The Major Holders hereunder agree that Records and other information which the Company determines in good faith to be confidential, and of which determination the Inspectors and the Major Holders are so notified, shall not be disclosed by the Inspectors or the Major Holders unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is required pursuant to a subpoena, court order or regulatory or agency request or (iii) the information in such Records has been made generally available to the public;

                  (k) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Participating Holders, as soon as reasonably practicable, earnings statements, which need not be audited, covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder;

                  (l) immediately notify each Participating Holder and each underwriter participating in the disposition of such Registrable Securities of any stop order issued or threatened to be issued or other suspension of effectiveness of the registration, and take all reasonable action necessary to prevent the entry of any threatened stop order;

                  (m) use best efforts to obtain the withdrawal of any stop order or order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (n) cooperate with each Participating Holder of and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (o) if requested by the managing underwriter or underwriters or any Participating Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Participating Holder reasonably requests to be included therein, including, without limitation, the number of Registrable Securities being sold by such Participating Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (p) use its best efforts to cause all Registrable Securities covered by the applicable registration statement to be listed or quoted on each securities exchange or inter-dealer quotation system on which the shares of Class A Common Stock is then listed or quoted, as the case may be, if so requested by the Participating Holders or the underwriters, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and to provide a transfer agent for any shares of Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

                  (q) provide a CUSIP number(s), if necessary, for the Registrable Securities, no later than the effective date of the registration statement;

                  (r) as promptly as practicable after filing with the Commission any document which is incorporated by reference into a registration statement, deliver a copy of such document to each Participating Holder and each managing underwriter or underwriters;

                  (s) cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or such Participating Holders may request;

                  (t) use its best efforts to make available prior to the effectiveness of the registration statement, a supply of definitive Registrable Securities, which shall be in a form eligible for deposit with Depositary Trust Company, promptly after a registration thereof; and

                  (u) use its best efforts to take all other steps necessary to effect the registration and distribution of the Registrable Securities contemplated hereby.

                  5.2      Holder Obligations.

                  (a) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities and such other information relating to the Participating Holder and its ownership of Registrable Securities as the Company from time to time reasonably requests in writing and such Participating Holder agrees to furnish the Company with such information and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

                  (b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.1(g) hereof, such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1(g) hereof and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.1(g) of this Agreement to and including the date when each Participating Holder covered by such registration shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.1(g) of this Agreement.

                  (c) Each Holder agrees that such Holder will, as expeditiously as possible, notify the Company at any time when a prospectus relating to a registration statement covering such Holder's Registrable Securities is required to be delivered under the Act, of the happening of any event of the kind described in Section 5.1(g) as a result of any information provided by such Participating Holder in writing specifically for inclusion in such prospectus included in such registration statement and, at the request of the Company, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information provided by such seller shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

6.       Registration Expenses

                  Whether or not any registration statement covering Registrable Securities is declared effective, the Company shall pay all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation:

                  (a) all registration and filing fees of the Commission, any securities exchange and/or the Nasdaq National Market;

                  (b) all fees and expenses associated with filings required to be made with the NASD, or as may be required by the rules and regulations of the NASD;

                  (c) all fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);

                  (d) all printing expenses, including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses (whether preliminary or final) if the printing of prospectuses is requested by a Holder of Registrable Securities;

                  (e) any messenger and delivery expenses;

                  (f) any fees and expenses of counsel for the Company and its independent public accountants, including the expenses of any "cold comfort" letters required under this Agreement, and the fees and expenses of any special experts retained by the Company in connection with such registration;

                  (g) any fees and expenses of other Persons retained by the Company;

                  (h) the fees and expenses of one counsel for the Participating Holders selected by the Holders of a majority in number of Registrable Securities included, or to be included, in such offering;

                  (i) underwriters expenses (excluding brokerage commissions and underwriting discount); and

                  (j) any reasonable out-of-pocket expenses of the Participating Holders and their agents, including any travel costs (all such expenses being referred to as "Registration Expenses").

                  The Company shall also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, liability insurance against violations of securities laws (if the Company elects to obtain such insurance), the fees and expenses, if any, incurred in connection with the listing of the Registrable Securities and any applicable transfer taxes or documentary stamp taxes.

7.       Indemnification; Contribution

                  7.1      Indemnification by the Company.

                  (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company shall indemnify and hold harmless, to the full extent permitted by law, each Participating Holder, its affiliates, officers, directors, trustees, employees, general partners, limited partners, representatives and agents and each Person who controls such Participating Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against all losses, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable costs of investigation and legal fees, disbursements and expenses) (under the Act, common law or otherwise) (collectively, "Claims") arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference or in any filing made with the registration or qualification of the offering under blue sky or other securities laws of jurisdictions in which such Participating Holder's Registrable Securities are offered (collectively, "Security Filings") or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading; provided, however, that such indemnification shall not extend to any Claims which are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by any Participating Holder, regarding such Participating Holder and expressly for use in any such Security Filing. Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such Participating Holder.

                  (b) In the case of an underwritten offering in which the registration statement covers Registrable Securities, the Company shall also indemnify any underwriters of such Registrable Securities, selling brokers, dealer managers and similar securities industries professionals participating in the distribution and their officers, directors, employees, general partners, limited partners, representatives and agents and each Person who controls such underwriters or other Persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided in Section 7.1(a) with respect to the indemnification of each Participating Holder; provided, however, the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the extent that the Claim results from (a) such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the Person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such Person, if such statement or omission was in fact corrected in such final prospectus or (b) an untrue statement or omission or alleged untrue statement or omission relating to information furnished in writing by such underwriter expressly for inclusion in any Security Filing.

                  7.2 Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a Participating Holder is participating, each such Participating Holder shall furnish to the Company, in writing, such information with respect to such Participating Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its Affiliates, directors, trustees, officers, employees, general partners, limited partners, representatives and agents and each Person who controls the Company (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any Claim resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information with respect to such Participating Holder, furnished in writing by such Participating Holder specifically for inclusion therein. In no event shall the liability of any Participating Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Participating Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such Participating Holder.

                  7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit or proceeding against such Person or investigation thereof made in writing for which such Person intends to claim indemnification or contribution pursuant to this Agreement (but the failure to give such notice shall not release any indemnifying party from its obligations hereunder except to the extent it has been materially prejudiced thereby), and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim (other than local counsel in the jurisdiction in which such claim has been brought), unless in the reasonable judgment of counsel to such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from any and all liability in respect of such claim or litigation.

                  7.4      Contribution.

                  (a) If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party or is insufficient to hold the indemnified party harmless as contemplated under this Agreement, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.4, an indemnified Holder shall not be required to contribute any amounts in excess of the amount by which the total price at which the Registrable Securities were sold by such indemnified Holder and distributed to the public exceeds the amount of any damages which such indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (c) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (d) If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.1 and 7.2 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.4.

8.       Rule 144 and Rule 144A

                  The Company shall file all reports required to be filed by the Company under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder; and the Company shall take such further action as any Major Holder may request, all to the extent required from time to time to enable such Major Holder to sell Registrable Securities without registration under the Act in accordance with and within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Act, as such Rules may be amended from time to time, or (b) any successor or similar rules or regulations hereafter adopted by the Commission; provided, however, that the Company's compliance with the requirements of this Section 8 and the availability of such rules or regulations for the sale of any Registrable Securities shall not limit a Major Holder's rights to request registration under this Agreement so long as such person's securities constitute Registrable Securities within the meaning thereof under this Agreement. Upon the request of any Major Holder, the Company shall deliver to such Major Holder a written statement as to the filings made by the Company with the Commission.

9.       Shelf Registration for Put Holders.

                  In addition to the rights given the Major Holders and their transferees hereunder, at Allen's request at any time from time to time the Company shall at its expense file and cause to become effective a shelf registration under Rule 415 of the Act on appropriate form (including, if required, on Form S-1) relating to the resale by the Put Holders of all shares of Class A Common Stock then held by or issuable to such holders on exercise of their Exchange Rights; provided, however, that
(a) during the time any such shelf registration is effective, the Company may require from time to time that the Put Holders refrain from selling pursuant to such registration under the circumstances, in the manner, and for the time period described in Section 4.1(c). The Company will use its reasonable best efforts to cause any such shelf registration statement to remain effective for a period ending on the earlier of (i) the date that is equal to two years from the effective date of the shelf registration statement, and (ii) the date on which all shares of Class A Common Stock covered by the shelf registration statement have been sold pursuant to the shelf registration. This provision shall be solely for the benefit of, and enforceable solely by, Allen, and no Put Holder shall be considered a third party beneficiary of this provision or any other provision of this Agreement.

10.       Miscellaneous

                  10.1 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to any of its securities which contains provisions more favorable to the holders thereof than the provisions contained in this Agreement without providing for the granting of comparable rights to each Holder party to this Agreement. The Company shall not hereafter enter into any agreement with respect to its securities that violates the rights expressly granted to Holders under this Agreement.

                  10.2 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  10.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Company has obtained the written consent of Major Holders holding at least a majority in number of each issue of Registrable Securities then outstanding affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification or supplement, or waiver or consent to departure from any of the provisions of this Agreement which adversely affects the rights of any Holder shall be effective as against such Holder unless consented to in writing by such Holder.

                  10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be in writing and shall be given by personal delivery, registered or certified mail (return receipt requested), facsimile transmission (with receipt acknowledged) or courier service to the Persons identified below at the addresses set forth hereafter (or at such other addresses as shall be specified by like notice):


If to Vulcan Cable III Inc.:          William D. Savoy @ Vulcan Northwest
                                      110 110th Avenue Northwest
                                      Bellevue, Washington  98004
                                      Telecopy:  (425) 453-1985

with a copy to:                       Irell & Manella LLP
                                      1800 Avenue of the Stars
                                      Suite 900
                                      Los Angeles, California  90067-4276
                                      Attention:  Alvin G. Segel
                                      Telecopy:  (310) 203-7199

If to Charter Investment, Inc.:       Charter Investment, Inc.
                                      c/o Charter Communications, Inc.
                                      12444 Powerscourt Drive
                                      Suite 400
                                      St. Louis, MO  63131
                                      Attention:  Jerald Kent and
                                                  Curtis Shaw
                                      Telecopy:  (314) 965-8793

with a copy to:                       Irell & Manella LLP
                                      1800 Avenue of the Stars
                                      Suite 900
                                      Los Angeles, California  90067-4276
                                      Attention:  Alvin G. Segel
                                      Telecopy:  (310) 203-7199

If to any other Major Holder:         To the address set forth
                                      below such Major Holder's signature on the signature pages to this Agreement

If to the Company:                    Charter Communications, Inc.
                                      12444 Powerscourt Drive
                                      Suite 400
                                      St. Louis, Missouri  63131
                                      Attention:  Jerald Kent and
                                                  Curtis Shaw
                                      Telecopy:  (314) 965-8793

with copies to:                       Paul, Hastings, Janofsky & Walker LLP
                                      399 Park Avenue
                                      Thirty-First Floor
                                      New York, NY  10022
                                      Attention:  Daniel G. Bergstein
                                      Telecopy:  (212) 319-4010


                  All such notices and communications shall be deemed to have been duly given upon receipt by personal delivery, mail, facsimile transmission or courier service.

                  10.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, each subsequent Holder of such party's Registrable Securities; provided, however, that any assignment by the Company shall not relieve the Company of any of its obligations hereunder. If any Holder shall validly acquire Registrable Securities from any party hereto, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and shall be entitled to receive the benefits hereof. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

                  10.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  10.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of the conflict of laws thereof.

                  10.9 Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired thereby, it being intended that all of the rights and privileges of each Holder party hereto shall be enforceable to the fullest extent permitted by law.

                  10.10 Entire Agreement. This Agreement, together with the Securities Purchase is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  10.11 Securities Held by the Company or Its Affiliates. Whenever the consent or approval of holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required number.

                  10.12 Attorneys' Fees and Expenses. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and expenses in addition to its costs and expenses and any other available remedy.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                          CHARTER COMMUNICATIONS, INC.


                          By:__________________________________
                             Name:
                             Title:


                          CHARTER INVESTMENT, INC.


                          By:__________________________________
                             Name:
                             Title:


                          VULCAN CABLE III INC.


                          By:__________________________________
                             Name:
                             Title:


                          _____________________________________
                          PAUL G. ALLEN


                          _____________________________________
                          JERALD L. KENT


                          _____________________________________
                          HOWARD L. WOOD


                          _____________________________________
                          BARRY L. BABCOCK